UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID   83642

(Address of principal executive offices)   (Zip Code)

(800) 824-3703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

MWI Veterinary Supply, Inc. (“MWI”) and Pfizer, Inc. (“Pfizer”) have entered into a Livestock Products Agreement effective December 22, 2007, which was executed and delivered by Pfizer to MWI on April 15, 2008.

Under the Livestock Products Agreement, MWI is entitled to distribute its products to customers in the livestock field.  MWI is entitled to receive certain service incentives and rebates. MWI is required to maintain sufficient inventory levels to meet 30 days customer demand and to store products in accordance with their respective label instructions.  The agreement expires on December 31, 2008 and can be terminated by either party with or without cause upon 30 days prior written notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: April 15, 2008	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration, Chief Financial Officer